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                                                                    EXHIBIT 99.3


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made by and between STERLING BANCSHARES, INC., a Texas corporation ("Company") and J. DOWNEY BRIDGWATER ("Executive"). Capitalized terms used herein without definition shall have the respective meanings set forth in paragraph 7.1

                                   WITNESSETH:

         WHEREAS, Company is desirous of continuing Executive's employment as a senior executive of Company and its wholly owned subsidiary, STERLING BANK, a banking association chartered by the State of Texas (the "Bank"), on the terms and conditions, and for the consideration, hereinafter set forth and Executive is desirous of continuing his employment by Company on such terms and conditions and for such consideration; and

         WHEREAS, references herein to Executive's employment by Company shall also mean his employment by Bank, and references herein to payments or benefits of any nature to be made by Company to Executive shall mean that either Company will make such payments or it will cause Bank to make such payments to Executive.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, Company and Executive agree as follows:

                        ARTICLE 1: EMPLOYMENT AND DUTIES

         1.1 EMPLOYMENT; EFFECTIVE DATE. Company agrees to employ Executive and Executive agrees to be employed by Company, beginning as of the Effective Date (as hereinafter defined) and continuing for the period of time set forth in
Article 2 of this Agreement, subject to the terms and conditions of this Agreement. For purposes of this Agreement, the "Effective Date" shall be January 1, 2002.

         1.2 POSITION.

                  (a) From and after the Effective Date, Company shall employ Executive in the capacity of Chief Executive Officer and President of both the Company and of the Bank, or in such other positions as the parties mutually may agree.

                  (b) At all times during the term of this Agreement, the Company shall use commercially reasonable efforts to cause Executive to be elected a director of the Company and the Bank and to serve on the Executive Committee of the Bank. If elected, Executive agrees to serve as a director of the Company, the Bank and any one or more of the Company's subsidiaries and to serve on the Executive Committee of the Bank.

         1.3 DUTIES AND SERVICES. Executive agrees to serve in the capacities referred to in paragraph 1.2 and to perform diligently and to the best of his abilities the duties and services appertaining to such offices, as well as such additional duties and services appropriate to such offices which the parties mutually may agree upon from time to time. Executive's


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employment shall also be subject to the policies maintained and established by
Company, as the same may be amended from time to time.

         1.4 OTHER INTERESTS. Executive agrees, during the period of his employment by Company, to devote his primary business time, energy and best efforts to the business and affairs of Company and Bank and not to engage, directly or indirectly, in any other business or businesses, whether or not similar to that of Company, except with the consent of the Board of Directors of Company (the "Board of Directors"). However, Executive shall have the right to participate in the following activities so long as they do not conflict with the business and affairs of Company or interfere with Executive's performance of his duties hereunder: (i) engaging in and managing passive personal investments and other business activities, and (ii) serving on civic, religious, educational and/or charitable boards or committees.

                 ARTICLE 2: TERM AND TERMINATION OF EMPLOYMENT

         2.1 TERM. Unless sooner terminated pursuant to other provisions hereof, Company agrees to employ Executive for the period beginning on the Effective Date and ending on December 31, 2006 (the "Employment Term").

         2.2 COMPANY'S RIGHT TO TERMINATE. Notwithstanding the provisions of paragraph 2.1, Company shall have the right to terminate Executive's employment under this Agreement at any time for any of the following reasons:

                  (i) upon Executive's death;

                  (ii) upon Executive's becoming incapacitated by accident, sickness or other circumstance which renders him mentally or physically incapable of performing the duties and services required of him hereunder on a full-time basis for a period of at least 180 consecutive days, at which time the Executive would be entitled to benefits under the Company's Long Term Disability Plan;

                  (iii) for cause, which for purposes of this Agreement shall mean Executive (A) has engaged in gross negligence or willful misconduct in the performance of the duties required of him hereunder,
         (B) has been convicted of a misdemeanor involving moral turpitude or convicted of a felony, (C) has willfully refused without proper legal reason to perform the duties and responsibilities required of him hereunder, (D) has materially breached any corporate policy or code of conduct established by Company, or (E) has willfully engaged in conduct that he knows or should know is materially injurious to Company or any of its affiliates;

                  (iv) for Executive's material breach of any material provision of this Agreement which, if correctable, remains uncorrected for 30 days following written notice to Executive by Company of such breach; or

                  (v) for any other reason whatsoever, in the sole discretion of the Board of Directors.



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         2.3 EXECUTIVE'S RIGHT TO TERMINATE. Notwithstanding the provisions of paragraph 2.1, Executive shall have the right to terminate his employment under this Agreement at any time for any of the following reasons:

                  (i) a material breach by Company of any material provision of this Agreement which, if correctable, remains uncorrected for 30 days following written notice of such breach by Executive to Company; or

                  (ii) for any other reason whatsoever, in the sole discretion of Executive.

         2.4 NOTICE OF TERMINATION. If Company or Executive desires to terminate Executive's employment hereunder at any time prior to expiration of the Employment Term as provided in paragraph 2.1, it or he shall do so by giving written notice to the other party that it or he has elected to terminate Executive's employment hereunder and stating the effective date and reason for such termination, provided that no such action shall alter or amend any other provisions hereof or rights arising hereunder, including, without limitation, the provisions of Articles 4 and 5 hereof.

                      ARTICLE 3: COMPENSATION AND BENEFITS

         3.1 BASE SALARY. During the Employment Term, Executive shall receive an annual base salary of $272,000 ($22,666.66 per month). Executive's annual base salary shall be paid in equal installments in accordance with Company's standard policy regarding payment of compensation to executives but no less frequently than monthly. The Human Resources Program Committee of the Company (the "HR Committee") shall review the Executive's Base Salary on an annual basis and may recommend to the Board of Directors an increase in the Base Salary if it determines, in its discretion, that an increase is appropriate. For purposes of this Agreement, "Base Salary" shall mean the Executive's initial base salary and, if increased, the increased base salary.

         3.2 BONUSES. During the term of this Agreement, Executive shall be entitled to receive quarterly bonuses in the same manner as such bonuses are now, or may hereafter be, paid to other executive employees of the Company.

         3.3 BONUS INCENTIVE PLAN.

                  (a) BONUS AWARDS. During the term of this Agreement, Executive shall be entitled to receive, in addition to the Base Salary and bonuses provided in paragraph 3.2 and subject to the terms and conditions set forth herein, awards of additional options to purchase shares of the Company Stock (the "Bonus Options") and grants of additional shares of the Company Stock (the "Bonus Shares"). The bonus awards will be based upon the performance objectives for the Company and will be subject to the terms and conditions more specifically set forth in this paragraph 3.3 and the Schedules attached hereto and incorporated herein for all purposes; provided, however, that the Board of Directors shall have the ability to take into consideration extraordinary or non-recurring events in determining whether the performance objectives as more particularly described in the attached Schedules have been satisfied. Subject to the provisions of paragraph




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         3.3(b)(5), the maximum number of fully diluted shares of Company Stock which may be awarded to Executive pursuant to this paragraph 3.3 is 150,000 shares.

                           (1) RETURN ON AVERAGE EQUITY. Executive shall be
                  awarded options to purchase up to 30,000 shares of Company Stock in accordance with the terms and provisions of Schedule 3.3(i) attached hereto and incorporated herein for all purposes.

                           (2) GROWTH IN EARNINGS PER SHARE. Executive shall be
                  awarded options to purchase up to 22,500 shares of Company Stock in accordance with the terms and provisions of Schedule 3.3(ii) attached hereto and incorporated herein for all purposes.

                           (3) NONPERFORMING LOANS. Executive shall be awarded
                  options to purchase up to 22,500 shares of Company Stock in accordance with the terms and provisions of Schedule 3.3(iii) attached hereto and incorporated herein for all purposes.

                           (4) ANNUAL GROWTH STOCK AWARD. Executive shall be
                  awarded stock grants of up to 37,500 shares of Company Stock in accordance with the terms and provisions of Schedule 3.3(iv) attached hereto and incorporated herein for all purposes.

                           (5) TERM GROWTH STOCK AWARD. Executive shall be
                  awarded stock grants of up to 37,500 shares of Company Stock in accordance with the terms and provisions of Schedule 3.3(v) attached hereto and incorporated herein for all purposes.

                  (b) TERMS OF BONUS AWARDS. The Bonus Options and Bonus Shares, and Executive's right to receive any award thereof pursuant to this paragraph 3.3 and Schedules 3.3(i), (ii), (iii), (iv), and (v) shall, in addition to the provisions set forth in the applicable Schedule, be subject to the following terms and conditions:

                           (1) CONTINUED EMPLOYMENT. Except as expressly
                  provided in the Schedules attached hereto, Executive shall not be entitled to receive any award for any Annual Period or the 5 Year Period under this paragraph 3.3 unless the Executive has been continuously employed by the Company during such Annual Period or 5 Year Period, as applicable. If Executive's employment by Company is terminated following the expiration of an Annual Period or 5 Year Period but before any award with respect to such period is determined in accordance with the applicable Schedule, Executive shall continue to be entitled to receive any award earned for such Annual Period or 5 Year Period.

                           (2) COMPANY STOCK INCENTIVE PLAN. The Bonus Options
                  and Bonus Shares awarded to Executive under this paragraph 3.3 and the applicable Schedules shall be granted pursuant to the Company's 1994 Stock Incentive Plan, or any successor plan adopted by the Company, as may be amended from time to time (the "Company Incentive Plan"). Each option and



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                  stock grant shall be reflected in a separate stock option
                  agreement or restricted stock purchase agreement, as appropriate, which shall be subject to the Company Incentive Plan.

                           (3) OPTIONS. The Bonus Options awarded to Executive
                  under this paragraph 3.3 and the applicable Schedules shall be incentive stock options under the Company Incentive Plan and shall have a ten (10) year term. Executive acknowledges that no awards may be granted under the Company 1994 Stock Incentive Plan after April 18, 2004, and that a successor Company Incentive Plan must be adopted by the Company to permit the Company to make additional awards of incentive stock options after such date. If a successor Company Incentive Plan is not adopted by the Company, the Bonus Options, if any, to be granted by the Company after such date shall instead be nonqualified stock options. Each Bonus Option shall vest and become exercisable as to twenty percent (20%) of the shares of Company Stock subject thereto on the effective date of grant and, subject to Executive's continued employment by the Company on each subsequent anniversary date, shall thereafter become exercisable as to an additional twenty percent (20%) of such shares on each subsequent anniversary date of such Bonus Option, such that each Bonus Option shall be exercisable as to all shares subject to such Bonus Option on the fifth anniversary of the effective date of grant. Notwithstanding the preceding, each Bonus Option shall fully vest and become exercisable (1) if Executive's employment hereunder shall be terminated by the Company for any reason other than those encompassed by paragraphs 2.2(iii) or (iv), or (2) upon a Change of Control (as herein defined). The exercise price of each Bonus Option awarded to Executive under this paragraph 3.3 shall be the average between the high and low sales price per share of the Company Stock on the Nasdaq National Market for the last trading day of Annual Period for which such Bonus Option is awarded. In the event of a Change of Control, the exercise price of all Bonus Options awarded to Executive as a result of such Change of Control in accordance with the provisions of the attached Schedules shall be the "Fair Market Value" of the Company's Common Stock, as such term is defined in the Company Incentive Plan, as of the date such Bonus Options are granted.

                           (4) STOCK GRANTS. The Bonus Shares awarded to
                  Executive under this paragraph 3.3 shall be "Restricted Stock," within the terms of the Company Incentive Plan, and shall be subject to restrictions on transfer and vesting requirements. The Bonus Shares included in each award shall be twenty percent (20%) vested as of the effective date of grant and, subject to Executive's continued employment by the Company on each subsequent anniversary date of such award, shall thereafter vest, and the forfeiture provisions shall lapse, as to an additional twenty percent (20%) of the Bonus Shares included in such award on each subsequent anniversary date, such that each grant of Bonus Shares shall be fully vested on the fifth anniversary of the effective date of grant. Notwithstanding the preceding, the Bonus Shares awarded under this paragraph 3.3 shall fully vest, and the forfeiture provisions shall fully lapse, (1) if Executive's employment hereunder shall be terminated by the Company for any



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                  reason other than those encompassed by paragraphs 2.2(iii) or
                  (iv), or (2) upon a Change in Control.

                           (5) ADJUSTMENTS. The aggregate number of shares of
                  Company Stock which may be awarded hereunder to Executive shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Company Stock resulting from a stock split or other subdivision or consolidation of shares of Company Stock or for other capital adjustments or payments of stock dividends or distributions or other similar increases or decreases in the outstanding shares of Company Stock without receipt of consideration by the Company.

         3.4 LIFE INSURANCE. During the term of this Agreement, Executive shall be entitled to life insurance benefits in the same manner as such life insurance benefits are now, or may hereafter be, available to other executive employees of the Company.

         3.5 OTHER PERQUISITES. During his employment hereunder, Executive shall be afforded the following benefits as incidents of his employment:

                  (a) BUSINESS AND ENTERTAINMENT EXPENSES. Subject to Company's standard policies and procedures with respect to expense reimbursement as applied to its executive employees generally, Company shall reimburse Executive for, or pay on behalf of Executive, reasonable and appropriate expenses incurred by Executive for business related purposes, including dues and fees to industry and professional organizations and costs of entertainment and business development.

                  (b) OTHER COMPANY BENEFITS. Executive and, to the extent applicable, Executive's spouse, dependents and beneficiaries, shall be allowed to participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to other executive employees of Company. Such benefits, plans and programs may include, without limitation, pension benefit plans, health insurance or health care plan, disability insurance, supplemental retirement plans, vacation and sick leave benefits, and the like. Company shall not, however, by reason of this paragraph be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such benefit plan or program, so long as such changes are similarly applicable to executive employees generally.

                      ARTICLE 4: CONFIDENTIAL INFORMATION

         4.1 In the Executive's position with the Company and the Bank, the Company has previously (i) disclosed to Executive, and placed Executive in a position to have access to or develop, trade secrets or confidential information of the Company or its affiliates, (ii) entrusted Executive with business opportunities of the Company or its affiliates, and/or (iii) placed Executive in a position to develop goodwill on behalf of Company or its affiliates. Executive acknowledges that in his position with the Company and the Bank, the Company shall continue to (i) disclose to Executive, or place Executive in a position to have access to or develop, additional and subsequent trade secrets or confidential information of Company or its affiliates,



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(ii) entrust Executive with future business opportunities of Company or its affiliates, and/or (iii) place Executive in a position to develop business goodwill on behalf of Company or its affiliates. Executive recognizes and acknowledges that Executive has had, and will continue to have, access to certain information of Company and that such information is confidential and constitutes valuable, special and unique property of Company. Executive shall not at any time, either during or subsequent to the term of employment with Company, disclose to others, use, copy or permit to be copied, except in pursuance of Executive's duties for and on behalf of Company, its affiliates and their respective successors, assigns or nominees, any Confidential Information of Company (regardless of whether developed by Executive) without the prior written consent of Company. In the event Executive becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, regulatory demand or other similar process) to disclose any Confidential Information, the Executive will provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Article 4. In the event that a protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Article 4, the Executive will furnish only that portion of the Confidential Information which is legally required and exercise reasonable best efforts to obtain assurances that confidential treatment will be accorded the Confidential Information. The term "Confidential Information" means any secret or confidential information or know-how and shall include, but shall not be limited to, the plans, customers, costs, prices, uses, corporate opportunities, research, financial data, evaluations, prospects, and applications of products and services, results of investigations or studies owned or used by Company, and all apparatus, products, processes, compositions, samples, formulas, computer programs, computer hardware designs, computer firmware designs, and servicing, marketing or manufacturing methods and techniques at any time used, developed, investigated, made or sold by Company, before or during the term of employment with Company, that are not readily available to the public or that are maintained as confidential by Company. Executive shall maintain in confidence any Confidential Information of third parties received as a result of Executive's employment with Company in accordance with Company's obligations to such third parties and the policies established by Company.

                     ARTICLE 5: NON-COMPETITION OBLIGATIONS

         5.1 IN GENERAL. As part of the consideration for the compensation and benefits to be paid to Executive hereunder; to protect the Confidential Information of Company and its affiliates that has been and will in the future be disclosed or entrusted to Executive, the business goodwill of Company and its affiliates that has been and will in the future be developed in Executive, and the business opportunities that have been and will in the future be disclosed or entrusted to Executive by Company and its affiliates; and as an additional incentive for Company to enter into this Agreement, Company and Executive agree to the non-competition obligations hereunder. Executive shall not, directly or indirectly for Executive or for others, in any geographic area or market where Company, Bank or any of its banking affiliates are conducting any banking business as of the date of the termination of the employment relationship or have during the previous twelve months conducted such banking business:

                  (i) engage in any business competitive with the banking business conducted by Company, Bank, or its banking affiliates;



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                  (ii) render advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any banking business competitive with the banking business conducted by Company, Bank, or its banking affiliates with respect to such competitive business;

                  (iii) own, manage, operate, control, invest or acquire an equity interest in any entity engaged in or conducting any banking business competitive with the banking business conducted by the Company, Bank or its banking affiliates;

                  (iv) request or induce any customer, depositor or borrower of the Company, Bank or any of its banking affiliates, or any other person which has a business relationship with the Company, Bank or any of its banking affiliates to curtail, cancel or otherwise discontinue its business or relationship with the Company, Bank or any of its banking affiliates; or

                  (v) induce any employee of Company or any of its affiliates to terminate his or her employment with Company or such affiliates, or hire or assist in the hiring of any such employee by any person, association, or entity not affiliated with Company.

These non-competition obligations shall apply during the period that Executive is employed by Company and shall extend two years after termination of the employment relationship if such termination is by Company pursuant to paragraph 2.2(iii) or (iv) or by Executive pursuant to paragraph 2.3(ii). These non-compete obligations shall extend for one year after the end of Executive's employment by Company if terminated in any manner other than pursuant to paragraph 2.2(iii) or (iv) or by Executive pursuant to paragraph 2.3(ii).

Notwithstanding the foregoing, nothing contained in this Agreement shall prohibit Executive from acquiring or holding any issue of stock or securities of any entity that has securities registered under Section 12 of the Securities Exchange Act of 1934 and either listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc. so long as (i) Executive is not deemed to be an "affiliate" of such entity as such term as used in paragraphs (c) and (d) of Rule 145 under the Securities Act of 1933 and (ii) Executive and members of his immediate family do not own or hold more than three percent (3%) of any voting securities of any such entity.

         5.2 ENFORCEMENT AND REMEDIES. Executive understands that the restrictions set forth in paragraph 5.1 may limit Executive's ability to engage in certain businesses anywhere in the world during the period provided for above, but acknowledges that Executive will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction. Executive acknowledges that money damages would not be sufficient remedy for any breach of this Article 5 by Executive, and Company shall be entitled to enforce the provisions of this Article by terminating all compensation and all benefits hereunder (other than all accrued and unpaid Base Salary through the date such action is taken by the Company) and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 5, but shall be in addition to all remedies available at law or in equity to Company, including without limitation,



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the recovery of damages from Executive and Executive's agents involved in such breach and remedies available to Company pursuant to other agreements with Executive.

         5.3 REFORMATION. It is expressly understood and agreed that Company and Executive consider the restrictions contained in this Article to be reasonable and necessary to protect the proprietary information of Company. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

                ARTICLE 6: EFFECT OF TERMINATION ON COMPENSATION

         6.1 BY EXPIRATION. If Executive's employment hereunder shall terminate upon expiration of the Employment Term provided in paragraph 2.1 hereof, then all compensation and all benefits to Executive hereunder shall terminate contemporaneously with termination of his employment except to the extent (i) any Bonus Options or Bonus Shares earned by Executive during the Employment Term pursuant to paragraph 3.3 and the Schedules attached hereto have not been determined and/or delivered to Executive as of the expiration of the Employment Term, the Company shall remain obligated to deliver any such Bonus Options and/or Bonus Shares in accordance with the terms and provisions hereof, and (ii) benefits continue pursuant to the specific terms of any plan or program.

         6.2 BY COMPANY.

                  (a) If Executive's employment hereunder shall be terminated by Company prior to expiration of the Employment Term provided in paragraph 2.1, then, upon such termination, all compensation and benefits to Executive hereunder shall, except as otherwise provided herein, terminate contemporaneously with the termination by Company of such employment (except to the extent benefits continue pursuant to the specific terms of any plan or program); provided, however, that if such termination shall be for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii), or (iv), then Company shall (i) pay Executive the Termination Payments and (ii) provide Executive with Continuation Benefits.

                  (b) For purposes of this Agreement and the attached Schedules, the following terms shall have the meanings indicated below:

                           (1) "Termination Payments" shall mean and include the
                  following:

                                    (i) Continuation of Executive's Base Salary
                           as in effect on the effective date of termination for the remainder of the Employment Term provided in paragraph 2.1 or until Executive's death, if earlier, such Base Salary to be paid at regularly scheduled times in accordance with the Company's payroll practice for its executives.

                                    (ii) To the extent the applicable
                           performance criteria under paragraph 3.3 and the applicable Schedule is satisfied, a pro rata payment



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                           and delivery of the Bonus Options and Bonus Shares
                           earned by Executive in accordance with the terms and conditions of the applicable Schedules. Executive shall not be entitled to receive any pro rata payment of any Bonus Options or Bonus Shares pursuant to paragraphs 3.3(i), (ii), (iii) or (iv) and the attached Schedules unless the performance criteria applicable to such Bonus Options and Bonus Shares are satisfied for the Annual Period during which the termination of the Executive's employment occurs. Further, Executive shall not be entitled to receive any pro rata payment of any Bonus Shares pursuant to paragraph 3.3(v) and the attached Schedule 3.3(v) unless the performance criteria set forth in Schedule 3.3(v) are satisfied for the amended 5 Year Period.

                           (2) "Continuation Benefits" shall mean continued
                  coverage under Company's medical and dental plans and life insurance for Executive and his dependents (including his spouse) who were covered under such plans and insurance on the day prior to Executive's termination of employment with Company as if he had remained employed by Company through December 31, 2006 (provided, however, that (1) such coverage shall terminate if and to the extent Executive becomes eligible to receive medical, dental and life insurance coverage from a subsequent employer (and any such eligibility shall be promptly reported to Company by Executive), (2) if Executive (and/or his spouse) would have been entitled to retiree medical, dental, and/or life insurance coverage under Company's plans had he voluntarily retired on the date of such termination, then such coverage's shall be continued as provided under such plans, and (3) in the event that continued participation in any such Company plan is for whatever reason impermissible, Company shall arrange upon comparable terms benefits substantially equivalent to those that may not be so provided under the plan maintained by Company).

                           (3) Notwithstanding the preceding provisions of this
                  paragraph 6.2, as a condition to the receipt of any Termination Payments and/or Continuation Benefits pursuant to this paragraph 6.2, Executive must first execute a release agreement, in a form mutually acceptable to Executive and Company, which shall release Company, its affiliates and their officers, directors, employees and agents from any and all claims and from any and all causes of action of any kind or character, including but not limited to all claims or causes of action arising out of Executive's employment with Company and the termination of such employment.

                           (4) In determining the "pro rata" amount of any
                  payment or award to Executive under this Agreement or Schedules attached hereto, the payment or award otherwise deliverable to Executive hereunder shall be multiplied by a fraction, (i) the numerator of which shall be the number of days the Executive was employed by the Company during the Annual Period or 5 Year Period, as applicable, and (ii) the denominator of which shall be the total number of days during such Annual Period or 5 Year Period, as applicable.



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         6.3 BY EXECUTIVE. If Executive's employment hereunder shall be terminated by Executive prior to expiration of the Employment Term provided in paragraph 2.1, then, upon such termination, regardless of the reason therefor, all compensation and benefits to Executive hereunder shall terminate contemporaneously with the termination of such employment (except to the extent benefits continue pursuant to the specific terms of any plan or program); provided, however, that if such termination shall be pursuant to paragraph 2.3(i), then Company shall (i) pay Executive, within 10 days after the last day of Executive's employment with Company, a lump sum cash payment in an amount equal to the Termination Payment and (ii) provide Executive with Continuation Benefits.

         6.4 NO DUTY TO MITIGATE LOSSES. Executive shall have no duty to find new employment following the termination of his employment under circumstances which require Company to pay any amount to Executive pursuant to this Article 6. Any salary or remuneration received by Executive from a third party for the providing of personal services (whether by employment or by functioning as an independent contractor) following the termination of his employment under circumstances pursuant to which this Article 6 apply shall not reduce Company's obligation to make a payment to Executive (or the amount of such payment) pursuant to the terms of this Article 6.

         6.5 LIQUIDATED DAMAGES. In light of the difficulties in estimating the damages for an early termination of this Agreement, Company and Executive hereby agree that the payments, if any, to be received by Executive pursuant to this
Article 6 shall be received by Executive as liquidated damages.

         6.6 INCENTIVE AND DEFERRED COMPENSATION. This Agreement governs the rights and obligations of Executive and Company with respect to Executive's base salary, bonus, life insurance and certain prerequisites of employment. Executive's rights and obligations both during the term of his employment and thereafter with respect to stock options, restricted stock, and incentive and deferred compensation (including, without limitation, the Bonus Options and Bonus Shares) shall be governed by the separate agreements, plans and other documents and instruments governing such matters; provided, however, that such separate written agreements shall contain terms and provisions consistent with those set forth in this Agreement and the Schedules attached hereto.

         6.7 ADDITIONAL PAYMENTS BY COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it is determined that any payment or distribution by Company to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including, without limitation, any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") by reason of being "contingent on a change of ownership or control" of the Company, within the meaning of Section 280G of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, being hereinafter collectively referred to as the "Excise Tax"), then Executive will be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) All determinations required to be made under this paragraph 6.7, including whether an Excise Tax is payable by Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, will be made by Company's independent auditors. If the independent auditors determine that any Excise Tax is payable by Executive, the Company shall pay to the Executive (on or before the date on which the Company is required to withhold such Excise Taxes) the required Gross-Up Payment. Any determination by the independent auditors as to whether a Gross-Up Payment is required and the amount of such Gross-Up Payment will be binding upon Company and Executive.

         6.8 PREEMPTIVE CONSIDERATIONS. Notwithstanding anything to the contrary set forth herein:

                  (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Company's or Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)), the Company's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (i) pay the Executive all or part of the compensation withheld while this Agreement's obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                  (b) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's or Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

                             ARTICLE 7: DEfinitions

                  7.1 DEFINITIONS. As used in this Agreement and the Schedules attached hereto, terms defined in the preamble and recitals of or elsewhere in this Agreement and Schedules attached hereto shall have the meanings set forth therein and the following terms shall have the meanings set forth below:

                           (a) "Annual Period" shall mean each consecutive
                  twelve (12) month period commencing January 1 and ending December 31 of each calendar year during the term of this Agreement.

                           (b) "Bonus Options" shall refer to the options
                  awarded by Company to Executive pursuant to paragraph 3.3, inclusive of the Annual ROAE Options, Annual GEPS Options and Annual NPL Options.

                           (c) "Bonus Shares" shall refer to the shares of
                  Company Stock awarded to Executive pursuant to paragraph 3.3, inclusive of the Annual Growth Stock Awards and the Term Growth Stock Awards.

                           (d) "Change of Control" shall be deemed to have
                  occurred if:

                                    (i) any person, other than Company or any
                           benefit plan of Company, acquires, directly or indirectly, the beneficial ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934) of any voting security of Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 35% or more of the total voting power of all of the then-outstanding voting securities of Company;

                                    (ii) the shareholders of Company shall
                           approve a merger, consolidation, recapitalization or reorganization of Company, or a reverse stock split of outstanding voting securities, or consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75% of the holders of outstanding voting securities of Company immediately prior to the transactions with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

                                    (iii) the shareholders of Company shall
                           approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of 50% or more of the total assets of Company; or

                                    (iv) the individuals who constitute the
                           board of directors of Company as of the Effective Date (the "Incumbent Board") shall cease for any reason to constitute at least a majority of the members of the board of directors, provided that any person becoming a director after the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to the board of directors was not endorsed by Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a number of the Incumbent Board.

                           (e) "Company Stock" shall mean the Company's common
                  stock, $1.00 par value.

                           (f) "Schedules" shall collectively mean Schedule
                  3.3(i), Schedule 3.3(ii), Schedule 3.3(iii), Schedule 3.3(iv), and Schedule 3.3(v) attached hereto and incorporated herein for all purposes. "Schedule" shall refer to any one of the Schedules.

                           (g) "SEC" shall mean the Securities and Exchange
                  Commission.

                            ARTICLE 8: MISCELLANEOUS

         8.1 NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         IF TO COMPANY TO:      Human Resources Programs Committee
                                Sterling Bancshares, Inc.
                                2550 North Loop West, Suite 600
                                Houston, Texas 77092

         IF TO EXECUTIVE TO:    J. Downey Bridgwater
                                c/o Sterling Bank
                                2550 North Loop West, Suite 600
                                Houston, Texas 77092

or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

         8.2 APPLICABLE LAW. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the State of Texas.

         8.3 NO WAIVER. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         8.4 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

         8.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

         8.6 WITHHOLDING OF TAXES AND OTHER EMPLOYEE DEDUCTIONS. Company may withhold from any benefits and payments made pursuant to this Agreement all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company's employees generally.

         8.7 HEADINGS. The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

         8.8 GENDER AND PLURALS. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

         8.9 AFFILIATE. As used in this Agreement, the term "affiliate" shall mean any entity which owns or controls, is owned or controlled by, or is under common ownership or control with, Company.

         8.10 SUCCESSOR OBLIGATIONS. This Agreement shall be binding upon and inure to the benefit of Company and any successor of Company, by merger or otherwise.

         8.11 ASSIGNMENT. Except as provided in paragraph 8.10, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit, or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party.

         8.12 TERM. This Agreement has a term co-extensive with the Employment Term provided in paragraph 2.1. Termination shall not affect any right or obligation of any party which is accrued or vested prior to such termination. Without limiting the scope of the preceding sentence, the provisions of Articles 4 and 5 shall survive any termination of the employment relationship and/or of this Agreement.

         8.13 ENTIRE AGREEMENT. Except as provided in (i) the written benefit plans and programs referenced in paragraphs 3.5(ii) and 6.6; and (ii) any signed written agreement contemporaneously or hereafter executed by Company and Executive, this Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to employment of Executive by Company. Without limiting the scope of the preceding sentence, all prior understandings and agreements among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by the party to be charged.





                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 31st day of October, 2001, to be effective as of the Effective Date.

                                           STERLING BANCSHARES, INC.


                                           BY: /s/ GEORGE MARTINEZ
                                              --------------------------------
                                               George Martinez, Chairman

                                                                   "COMPANY"



                                           BY: /s/ J. DOWNEY BRIDGWATER
                                              --------------------------------
                                               J. Downey Bridgwater

                                                                   "EXECUTIVE"

                                 SCHEDULE 3.3(i)

         1. Subject to the terms and conditions herein, during the Employment Term Executive shall be entitled to receive, and Company shall award to Executive, on an annual basis, options to purchase up to 6,000 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be awarded to Executive pursuant to paragraph 3.3(i) and this Schedule 3.3(i) is 30,000 shares. The options to be granted to Executive pursuant to paragraph 3.3(i) and this Schedule 3.3(i) with respect to each Annual Period are referred to as the "Annual ROAE Options."

         2. The number of shares of Company Stock subject to the Annual ROAE Options to be awarded to Executive will be calculated, on an annual basis, on the basis of the Company's Return on Average Equity (as herein defined) for each respective Annual Period in accordance with the following:

                  (i) If the Company's Return on Average Equity for the Annual Period is equal to or less than 15%, then Executive shall not be entitled to receive any award of the Annual ROAE Options for such Annual Period.

                  (ii) If the Company's Return on Average Equity for the Annual Period is greater than 15% but less than 19%, the number of shares of Company Stock subject to the Annual ROAE Options awarded for such Annual Period shall be determined by (A) multiplying (1) 6,000 by (2) Return on Average Equity for such Annual Period less 15, and (B) dividing the product obtained in clause (A) by 4. Expressed as a formula, the calculation is as follows:

                  Number of shares   =   6,000 x (Return on Average Equity - 15)
                                         ---------------------------------------
                                                            4

         By way of example, if the Return on Average Equity for the Annual Period is 16%, the number of shares of Common Stock subject to the Annual ROAE Options awarded for such Annual Period is determined as follows:

                  Number of shares   =   6,000 x (16 - 15)
                                         -----------------
                                                 4

                                     =   1,500 shares

                  (iii) If the Company's Return on Average Equity for the Annual Period is equal to or greater than 19%, the number of shares of Company Stock subject to the Annual ROAE Options awarded for such Annual Period shall be 6,000 shares.

The calculations set forth in this Section 2 shall be made on an annual basis and will not be affected by the Company's cumulative Return on Average Equity in either preceding or succeeding Annual Periods. If the Company's Return on Average Equity in any Annual Period exceeds 19% or is less than 15%, such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual ROAE Options to be received by Executive for any other Annual Period.



                                    3.3(i)-1

         3. As used in this Agreement and this Schedule 3.3(i), the Company's "Return on Average Equity" for any Annual Period shall be the ratio set forth in the Company's Annual Report on Form 10-K as filed with the SEC. If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause such ratio to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

         4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, the Company shall deliver to Executive the Annual ROAE Options, if any, earned by Executive for the preceding Annual Period. All Annual ROAE Options granted pursuant to this Schedule 3.3(i) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual ROAE Options are granted.

         5. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company pursuant to paragraphs 2.2(i),
(ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(ii), Executive's right to receive any further compensation or awards under paragraph 3.3(i) or this Schedule 3.3(i) shall immediately terminate with such termination of employment and Executive shall not be entitled to receive any pro rata award of Annual ROAE Options hereunder.

         6. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(i), Executive shall be entitled to receive a pro rata award of any Annual ROAE Options otherwise earned for the Annual Period during which such termination occurs. Executive shall not be entitled to receive any pro rata award of the Annual ROAE Options unless the performance criteria set forth in
Section 2 above for such Annual Period is satisfied. Following any such termination by either Company or Executive, Company shall calculate the Annual ROAE Options, if any, earned for such Annual Period in accordance with Section 2 above. If any Annual ROAE Options are otherwise earned for such Annual Period, Executive shall be entitled to a pro rata award and delivery of such Annual ROAE Options, such award to be delivered in accordance with the schedule set forth in
Section 4 above.

         7. In the event of a Change of Control, (i) all outstanding Annual ROAE Options shall fully vest and become exercisable, and (ii) with respect to any Annual ROAE Options which may be awarded to Executive for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 3.3(i) with respect to such Annual ROAE Options shall be deemed to have been met in full to the maximum extent, such Annual ROAE Options shall be awarded to Executive and all such Annual ROAE options shall fully vest and become exercisable.



                                    3.3(i)-2

                                SCHEDULE 3.3(ii)

         1. Subject to the terms and conditions herein, during the Employment Term Executive shall be entitled to receive, and the Company shall award to Executive, on an annual basis, options to purchase up to 4,500 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be granted pursuant to paragraph 3.3(ii) and this Schedule 3.3(ii) is 22,500 shares. The options to be granted to Executive pursuant to paragraph 3.3(ii) and this Schedule 3.3(ii) with respect to each Annual Period are referred to as the "Annual GEPS Options."

         2. The number of shares of Company Stock subject to the Annual GEPS Options to be awarded to Executive will be calculated, on an annual basis, on the basis of Company's Growth in Earnings Per Share (as herein defined) for each respective Annual Period in accordance with the following:

                  (i) If the Company's Growth in Earnings Per Share for the Annual Period is equal to or less than 15%, then Executive shall not be entitled to receive any award of the Annual GEPS Options for such Annual Period.

                  (ii) If the Company's Growth in Earnings Per Share for the Annual Period is greater than 15% but less than 19%, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period shall be determined by (A) multiplying (1) 4,500 by
         (2) the Growth in Earnings Per Share for such Annual Period less 15, and (B) dividing the product obtained in clause (A) by 4. Expressed as a formula, the calculation is as follows:


              Number of shares   =   4,500 x (Growth in Earnings Per Share - 15)
                                     -------------------------------------------
                                                          4

         By way of example, if the earnings per share for the previous Annual Period is $0.65 and the earnings per share for the Annual Period for which such calculation is being made is $0.77, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period is determined as follows:

                  Growth in Earnings Per Share  =   .77 - 1 = 18.4%
                                                    ---
                                                    .65

                  Number of shares              =   4,500 (18.4 - 15)
                                                    -----------------
                                                            4

                                                =   3,825 shares

                  (iii) If the Company's Growth in Earnings Per Share for the Annual Period is equal to or greater than 19%, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period shall be 4,500 shares.

The calculations set forth in this Section 2 shall be made on an annual basis and will not be affected by the Company's cumulative Growth in Earnings Per Share in either preceding or



                                    3.3(ii)-1
succeeding Annual Periods. If the Company's Growth in Earnings Per Share in any Annual Period exceeds 19% or is less than 15%, such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual GEPS Options to be received by Executive for any other Annual Period.

         3. As used in this Agreement and this Schedule 3.3(ii), the Company's "Growth in Earnings Per Share" for any Annual Period shall be calculated on the basis of the annual growth in the Company's diluted earnings per share as set forth in the Company's Annual Report on Form 10-K as filed with the SEC. The Company's Growth in Earnings Per Share for any Annual Period shall be expressed as a percentage and shall be determined by (A) dividing the Company's diluted earnings per share for such Annual Period by the Company's diluted earnings per share for the preceding Annual Period, and (B) subtracting 1 from the quotient obtained in clause (A). Expressed as a formula, the calculation is as follows:

                  Growth in Earnings = [(diluted earnings per share for the Subject Annual Period)] - 1
                                        ----------------------------------------------------------
                  Per Share            [(diluted earnings per share for the preceding Annual Period)]

If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause its diluted earnings per share to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

         4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, Company shall deliver to Executive the Annual GEPS Options, if any, earned by the Executive for the preceding Annual Period. All Annual GEPS Options granted pursuant to this Schedule 3.3(ii) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual GEPS Options are granted.

         5. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company pursuant to paragraphs 2.2(i),
(ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(ii), Executive's right to receive any further compensation or awards under paragraph 3.3(ii) or this Schedule 3.3(ii) shall immediately terminate with such termination of employment and Executive shall not be entitled to receive any pro rata award of Annual GEPS Options hereunder.

         6. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(i), Executive shall be entitled to receive a pro rata award of any Annual GEPS Options otherwise earned for the Annual Period during which such termination occurs. Executive shall not be entitled to receive any pro rata award of the Annual GEPS Options unless the performance criteria set forth in
Section 2 above for such Annual Period is satisfied. Following any such termination by either Company or Executive, Company shall calculate the Annual GEPS Options, if any, earned for such Annual Period in accordance with Section 2 above. If any Annual GEPS Options are otherwise earned for such Annual Period, Executive shall be entitled to a pro rata award and delivery of such Annual GEPS Options, such award to be delivered in accordance with the schedule set forth in
Section 4 above.



                                   3.3(ii)-2

         8. In the event of a Change of Control, (i) all outstanding Annual GEPS Options shall fully vest and become exercisable, and (ii) with respect to any Annual GEPS Options which may be awarded to Executive for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 3.3(ii) with respect to such Annual GEPS Options shall be deemed to have been met in full to the maximum extent, such Annual GEPS Options shall be awarded to Executive and all such Annual GEPS options shall fully vest and become exercisable.









                                   3.3(ii)-3

                                SCHEDULE 3.3(iii)

         1. Subject to the terms and conditions herein, during the Employment Term Executive shall be entitled to receive, and Company shall award to Executive, on an annual basis, options to purchase up to 4,500 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be granted pursuant to paragraph 3.3(iii) and this Schedule 3.3(iii) is 22,500 shares. The options to be granted to the Executive pursuant to paragraph 3.3(iii) and this Schedule 3.3(iii) with respect to each Annual Period are referred to as the "Annual NPL Options."

         2. The number of shares of Company Stock subject to the Annual NPL Options to be awarded to Executive will be calculated, on an annual basis, on the basis of the Company's ratio (the "NPL Ratio") of Nonperforming Loans to Total Loans (as such terms are herein defined) for each respective Annual Period in accordance with the following:

                  (i) If the Company's NPL Ratio for the Annual Period is equal to or greater than 73 basis points (.73%), then the Executive shall not be entitled to receive any grant of the Annual NPL Options for such Annual Period.

                  (ii) If the Company's NPL Ratio for the Annual Period is less 73 basis points (.73%) but greater than 50 basis points (.50%), the number of shares of Company Stock subject to the Annual NPL Options awarded to Executive for such Annual Period shall be determined by (A) multiplying (1) 4,500 by (2) 73 less the NPL Ratio for such Annual Period (expressed in basis points), and (B) dividing the product obtained in clause (A) by 23. Expressed as a formula, the calculation is as follows:

                  Number of shares   =   4,500 (73 - NPL Ratio)
                                         ----------------------
                                                   23

         By way of example, if the Ratio of Nonperforming Loans to Total Loans for the Annual Period is 60 basis points (.60%), the number of shares of Company Stock subject to the Annual NPL Options awarded for such Annual Period is determined as follows:

                  Number of shares   =   4,500 (73 - 60)
                                         ---------------
                                               23

                                     =   2,543 shares

                  (iii) If the NPL Ratio for the Annual Period is equal to or less than 50 basis points (.50%), the number of shares of Company Stock subject to the Annual NPL Option awarded to the Executive for such Annual Period shall be 4,500 shares.

The calculations set forth in this Section 2 shall be made on an annual basis and will not be affected by the Company's cumulative ratio of Nonperforming Loans to Total Loans in either preceding or succeeding Annual Periods. If the Company's Nonperforming Loans to Total Loans in any Annual Period exceeds 73 basis points (.73%) or is less than 50 basis points (.50%), such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual NPL Options to be awarded to Executive for any other Annual Period.



                                   3.3(iii)-1

         3. As used in this Agreement and this Schedule 3.3(iii), the Company's "Ratio of Nonperforming Loans to Total Loans" for any Annual Period shall be the ratio of nonperforming loans to total period-end loans set forth in the Company's Annual Report on Form 10-K as filed with the SEC. If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause such ratio to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

         4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, Company shall deliver to Executive the Annual NPL Options, if any, earned by Executive for the preceding Annual Period. All Annual NPL Options granted pursuant to this Schedule 3.3(iii) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual NPL Options are granted.

         5. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company pursuant to paragraphs 2.2(i),
(ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(ii), Executive's right to receive any further compensation or awards under paragraph 3.3(iii) or this Schedule 3.3(iii) shall immediately terminate with such termination of employment and Executive shall not be entitled to receive any pro rata award of Annual NPL Options hereunder.

         6. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(i), Executive shall be entitled to receive a pro rata award of any Annual NPL Options otherwise earned for the Annual Period during which such termination occurs. Executive shall not be entitled to receive any pro rata award of the Annual NPL Options unless the performance criteria set forth in
Section 2 above for such Annual Period is satisfied. Following any such termination by either Company or Executive, Company shall calculate the Annual NPL Options, if any, earned for such Annual Period in accordance with Section 2 above. If any Annual NPL Options are otherwise earned for such Annual Period, Executive shall be entitled to a pro rata award and delivery of such Annual NPL Options, such award to be delivered in accordance with the schedule set forth in
Section 4 above.

         7. In the event of a Change of Control, (i) all outstanding Annual NPL Options shall fully vest and become exercisable, and (ii) with respect to any Annual NPL Options which may be awarded to Executive for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 3.3(iii) with respect to such Annual NPL Options shall be deemed to have been met in full to the maximum extent, such Annual NPL Options shall be awarded to Executive and all such Annual NPL options shall fully vest and become exercisable.




                                   3.3(iii)-2

                                SCHEDULE 3.3(iv)

         1. Subject to the terms and conditions herein, during the Employment Term Executive shall be entitled to receive, and the Company shall grant to Executive, on an annual basis, up to 7,500 shares of the Company Stock. The maximum number of shares of Company Stock which may be awarded to Executive pursuant to paragraph 3.3(iv) and this Schedule 3.3(iv) is 37,500 shares. The shares of Company Stock to be awarded to Executive pursuant to paragraph 3.3(iv) and this Schedule 3.3(iv) are referred to as the "Annual Growth Stock Awards."

         2. The number of shares of Company Stock to be awarded to Executive pursuant to paragraph 3.3(iv) and this Schedule 3.3(iv) will be calculated, on an annual basis, on the basis of the annual increase in the market price of the Company Stock for such Annual Period relative to the annual growth in the Nasdaq Composite Bank Index for the same Annual Period in accordance with the following:

                  (i) Subject to the provisions of clause (ii) below, the number of shares of Company Stock to be awarded to Executive during any Annual Period shall be determined in accordance with the following formula:

                  AGSA       =    [7,500 x (SAGI - NAGI)] / .064
                                           -------------
                                               NAGI

                  where:

                  AGSA       =    the Annual Growth Stock Award for such Annual
                                  Period

                  SAGI       =    the Sterling Annual Growth Index for such
                                  Annual Period

                  NAGI       =    the Nasdaq Bank Annual Growth Index (as herein
                                  defined) for such Annual Period

         By way of example, if the SAGI for an Annual Period is 1.14 and the NAGI for such Annual Period is 1.08, the number of shares of Company Stock to be awarded to Executive for such Annual Period is determined as follows:

                  AGSA       =    [7,500 x (1.14 - 1.08)] / .064
                                            -----------
                                               1.08

                             =    6,510 shares

                  (ii) The maximum Annual Growth Stock Award for any Annual Period is 7,500 shares of Company Stock. If the calculation under clause (i) above results in a number greater than 7,500, the maximum number of shares of Company Stock awarded to Executive for such Annual Period shall be limited to 7,500 shares.

The calculations set forth in this Section 2 shall be made on an annual basis and will not be affected by the cumulative growth in the market price of the Company Stock in either preceding



                                    3.3(iv)-1
or succeeding Annual Periods. If the Nasdaq Bank Annual Growth Index is greater than the Sterling Annual Growth Index for any Annual Period or as a result of the calculation as set forth in Section 2 hereinabove, the Executive would otherwise be entitled to receive in excess of 7,500 shares for any Annual Period, the deficit or excess, as applicable, will not be taken into consideration for purposes of determining the Annual Growth Stock Award to be received by Executive for any other Annual Period.

         3. As used in this Agreement and this Schedule 3.3(iv), the following terms shall have the meanings indicated below:

         "Beginning Period Index Value" for any Annual Period shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the ten consecutive trading days immediately preceding such Annual Period.

         "Beginning Period Stock Price" for any Annual Period shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the ten consecutive trading days immediately preceding such Annual Period.

         "Ending Period Index Value" for any Annual Period shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the last ten consecutive trading days of such Annual Period.

         "Ending Period Stock Price" for any Annual Period shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the last ten consecutive trading days of such Annual Period.

         "Nasdaq Bank Annual Growth Index" for any Annual Period shall be the number obtained by dividing the Beginning Period Index Value by the Ending Period Index Value

         "Sterling Annual Growth Index" for any Annual Period shall be the number obtained by dividing the Beginning Period Stock Price by the Ending Period Stock Price.

         4. The Annual Growth Stock Award, if any, earned by Executive for any Annual Period shall be delivered to the Executive concurrently with the awards contemplated by paragraphs 3.3(i), (ii), and (iii), provided, however, if no such awards are to be granted for such Annual Period, the Annual Growth Stock Award, if any, shall be delivered no later than the April 15 immediately following such Annual Period. All Annual Growth Stock Awards awarded pursuant to this Schedule 3.3(iv) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual Growth Stock Award is granted.

         5. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company pursuant to paragraphs 2.2(i),
(ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(ii), Executive's right to receive any further compensation or awards under paragraph 3.3(iv) or this Schedule 3.3(iv) shall immediately terminate with such termination of employment and Executive shall not be entitled to receive any pro rata Annual Growth Stock Awards hereunder.



                                    3.3(iv)-2

         6. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(i), Executive shall be entitled to receive a pro rata award of any Annual Growth Stock Awards otherwise earned for the Annual Period during which such termination occurs. Executive shall not be entitled to receive any pro rata award of the Annual Growth Stock Awards unless the performance criteria set forth in Section 2 above for such Annual Period is satisfied. Following any such termination by either Company or Executive, Company shall calculate the Annual Growth Stock Awards, if any, earned for such Annual Period in accordance with Section 2 above. If any Annual Growth Stock Awards are otherwise earned for such Annual Period, Executive shall be entitled to a pro rata award and delivery of such Annual Growth Stock Awards, such award to be delivered in accordance with the schedule set forth in Section 4 above.

         7. In the event of a Change of Control, (i) all outstanding Annual Growth Stock Awards shall fully vest and the forfeiture provisions shall fully lapse with respect to such shares, and (ii) with respect to any Annual Growth Stock Awards which may be awarded to Executive for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 3.3(iv) with respect to such Annual Growth Stock Awards shall be deemed to have been met in full to the maximum extent, such Annual Growth Stock Awards shall be awarded to Executive and all such Annual Growth Stock Awards shall fully vest and the forfeiture provisions shall fully lapse with respect to such shares.




                                    3.3(iv)-3

                                 SCHEDULE 3.3(v)

         1. Subject to the terms and conditions herein, the Executive shall be entitled to receive, and the Company shall award to Executive, up to 37,500 shares of Company Stock. The shares of Company Stock to be awarded pursuant to paragraph 3.3(v) and this Schedule 3.3(v) (the "Term Growth Stock Awards") shall be based upon the increase in the market price of the Company Stock over the initial five (5) year Employment Term and shall be delivered to Executive following the expiration of the Employment Term.

         2. The number of shares of Company Stock to be awarded to Executive pursuant to paragraph 3.3(v) and this Schedule 3.3(v) will be calculated on the basis of the increase in the market price of the Company Stock over the period commencing January 1, 2002 and ending December 31, 2006 (the "5 Year Period") relative to the increase in the Nasdaq Composite Bank Index over the 5 Year Period in accordance with the following:

                  (i) If the Sterling Term Growth Index (as herein defined) over the 5 Year Period is equal to or less than one (1), the Executive shall not be entitled to receive any Term Growth Stock Awards under this Agreement.

                  (ii) Subject to the provisions of clause (iii) below, if the Sterling Term Growth Index is greater than one (1), the number of shares of Company Stock to be awarded to Executive shall be determined in accordance with the following formula.

                  TGSA       =    [37,500 x (STGI - NTGI)] / .36
                                            -------------
                                                 NTGI

                  where:

                  TGSA       =    the Term Growth Stock Award

                  STGI       =    the Sterling Term Growth Index

                  NTGI       =    the Nasdaq Bank Term Growth Index (as herein
                                  defined)

         By way of example, if the STGI for the 5 Year Term is 2.04 and the NTGI for the 5 Year Term is 1.60, the number of shares of Company Stock to be awarded to Executive is determined as follows:

                  TGSA       =    [37,500 x (2.04 - 1.60)] / .36
                                             -----------
                                                 1.60

                             =    28,645 shares

                  (iii) The maximum Term Growth Stock Award is 37,500 shares of Company Stock. If the calculation under clause (ii) above results in a number greater than 37,500, the maximum number of shares of Company Stock awarded to Executive shall be limited to 37,500 shares.



                                    3.3(v)-1

         3. As used in this Agreement and this Schedule 3.3(v), the following terms shall have the meanings indicated below:

         "Beginning Term Index Value" shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the ten consecutive trading days immediately preceding the Effective Date.

         "Beginning Term Stock Price" shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the ten consecutive trading days immediately preceding the Effective Date.

         "Ending Term Index Value" shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the last ten consecutive trading days of the 5 Year Period.

         "Ending Term Stock Price" shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the last ten consecutive trading days of the 5 Year Period.

         "Sterling Term Growth Index" shall be the number obtained by dividing the Beginning Term Stock Price by the Ending Term Stock Price.

         "Nasdaq Bank Term Growth Index" shall be the number obtained by dividing the Beginning Term Index Value by the Ending Term Index Value.

         4. The Term Growth Stock Award, if any, earned by Executive shall be delivered to the Executive concurrently with the awards contemplated by paragraphs 3.3(i), (ii), (iii), and (iv), provided, however, if no such awards are to be granted, the Term Growth Stock Award, if any, shall, except as otherwise provided in Section 6 below, be delivered no later than April 15, 2007.

         5. In the event Executive's employment hereunder is terminated by Company pursuant to paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(ii) prior to the expiration of the Employment Term, Executive's right to receive any further compensation or awards under paragraph 3.3(v) or this Schedule 3.3(v) shall immediately terminate with such termination of employment and Executive shall not be entitled to receive any pro rata Term Growth Stock Award.

         6. In the event Executive's employment hereunder is terminated prior to the expiration of the Employment Term by Company for any reason other than those encompassed by paragraphs 2.2(i), (ii), (iii) or (iv) or by Executive pursuant to paragraph 2.3(i), Executive shall be entitled to receive a pro rata award of any Term Growth Stock Award otherwise earned for the 5 Year Period. Executive shall not be entitled to receive any pro rata award of the Term Growth Stock Award unless the performance criteria set forth in Section 2, as amended herein, is satisfied. The performance criteria for the Term Growth Stock Award shall be determined as of the end of the Annual Period in which such termination occurs and for purposes of calculating the number of shares of Company Stock, if any, earned by Executive through the date of termination, the formula set forth in
Section 2 above shall be modified as follows:



                                    3.3(v)-2

                  TGSA       =    [37,500 x (STGI - NTGI)] / Target Rate
                                             -----------
                                                NTGI

                  where:

                  Target Rate shall equal 6.4% compounded annually beginning with the Effective Date of this Agreement through the end of the Annual Period in which such termination occurs.

Following the end of the Annual Period during which any such termination by either Company or Executive shall occur, the Company shall calculate the pro rata Term Growth Stock Award, if any, earned by Executive. If any Term Growth Stock Award is otherwise earned by Executive through the end of the Annual Period during which such termination shall occur, Executive shall be entitled to a pro rata award of the Term Growth Stock Award and delivery of such shares, such award to be delivered concurrently with the awards contemplated by paragraphs 3.3(i), (ii), (iii), and (iv), provided, however, if no such awards are to be granted, the pro rata Term Growth Stock Award, if any, shall be delivered no later than the April 15 immediately following the Annual Period in which such termination shall occur.

         7. In the event of a Change of Control prior to the expiration of the 5 Year Period, the performance criteria set forth in this Schedule 3.3(v) with respect to the Term Growth Stock Awards shall be deemed to have been met in full to the maximum extent, such Term Growth Stock Award shall be awarded to Executive and all such shares of Company Stock awarded to Executive shall fully vest, and the forfeiture provisions shall fully lapse with respect to such shares.




                                    3.3(v)-3